UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2004

Carrollton Bancorp

(Exact Name of Registrant as Specified in Charter)

Maryland	000-23090	52-1660951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

344 North Charles Street, Suite 300, Baltimore, Maryland 21201
(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (410) 536-4600

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	Press Release issued July 23, 2004

Item 9. Regulation FD Disclosure (Provided under Items 9 and 12)

The following information is furnished pursuant to Items 9 and 12 “Disclosure of Results of Operations and Financial Condition:”

On July 23, 2004, the Registrant issued a press release relating to its earnings for the quarter ended June 30, 2004. A copy of the release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be  signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

By: /s/ Robert A. Altieri
Name: Robert A. Altieri
Title: Chief Executive Officer and President

Date: July 23, 2004

/s/ Randall M. Robey.
Name: Randall M. Robey
Title: Executive Vice President, Chief Financial Officer and Treasurer

Date: July 23, 2004

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued July 23, 2004